Commitments and Contingencies	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
COMMITMENTS AND CONTINGENCIES

As at December 31, 2018, consolidated commitments in each of the next five years and for periods thereafter, excluding repayments of long-term debt and capital lease and finance obligations separately disclosed in Notes 16 and 17, respectively, were as follows.

(in millions)	Total	Due within 1 year	Due in year 2	Due in year 3	Due in year 4	Due in year 5	Due after 5 years
Interest obligations on long-term debt	$16,345	$994	$973	$950	$902	$870	$11,656
Power purchase obligations (1)	2,438	254	191	174	170	172	1,477
Renewable power purchase obligations (2)	1,699	110	110	109	109	108	1,153
Gas purchase obligations (3)	1,348	359	290	242	202	144	111
Long-term contracts - UNS Energy (4)	777	176	142	92	60	46	261
ITC easement agreement (5)	436	14	14	14	14	14	366
Renewable energy credit purchase agreements (6)	146	24	26	18	11	11	56
Debt collection agreement (7)	119	3	3	3	3	3	104
Purchase of Springerville Common Facilities (8)	93	—	—	93	—	—	—
Joint-use asset and shared service agreements	52	3	3	3	3	3	37
Operating lease obligations	51	8	6	5	4	4	24
Other (9)	530	108	84	89	38	36	175
Total	$24,034	$2,053	$1,842	$1,792	$1,516	$1,411	$15,420

(1)	The most significant power purchase obligations are described below.

Maritime Electric ($771 million): includes an agreement entitling Maritime Electric to approximately 4.55% of the output of New Brunswick Power's Point Lepreau nuclear generating station and requiring Maritime Electric to pay its share of the station's capital operating costs for the life of the unit. Maritime Electric also has two take-or-pay contracts for the purchase of either capacity or energy, expiring in February 2024.

FortisOntario ($705 million): an agreement with Hydro-Québec for the supply of up to 145 MW of capacity and a minimum of 537 GWh of associated energy annually from January 2020 through December 2030.

FortisBC Energy ($522 million): an agreement with BC Hydro for the supply of electricity to the Tilbury liquefied natural gas facility expansion.

FortisBC Electric ($345 million): includes an agreement with BC Hydro to purchase up to 200 MW of capacity and 1,752 GWh of associated energy annually for a 20-year term beginning October 1, 2013.

(2)
TEP and UNS Electric are party to renewable PPAs, with expiry dates from 2027 through 2043, that require them to purchase 100% of the output of certain renewable energy generating facilities once commercial operation is achieved. Amounts shown are the estimated future payments.

(3)
Certain of the Corporation's subsidiaries, mainly FortisBC Energy, enter into contracts for the purchase of gas, gas transportation and storage services. FortisBC Energy's gas purchase obligations are based on gas commodity indices that vary with market prices and the obligations are based on index prices as at December 31, 2018.

(4)
UNS Energy enters into long-term contracts for the purchase and delivery of coal to fuel generating facilities, the purchase of gas transportation services to meet load requirements, and the purchase of transmission services for purchased power. Amounts paid for coal depend on actual quantities purchased and delivered. Certain contracts have price adjustment clauses that will affect future costs. These contracts have various expiry dates between 2019 and 2040.

(5)
ITC is party to an agreement with Consumers Energy, the primary customer of METC, which provides METC with an easement for transmission purposes and rights-of-way, leasehold interests, fee interests and licences associated with the land over which its transmission lines cross. The agreement expires in December 2050, subject to 10 potential 50-year renewals thereafter.

(6)
UNS Energy and Central Hudson are party to renewable energy credit purchase agreements, mainly for the purchase of environmental attributions from retail customers with solar installations or other renewable generators. Payments are primarily made at contractually agreed-upon intervals based on metered energy production.

(7)
Maritime Electric is party to a debt collection agreement with PEI Energy Corporation for the initial capital cost of the submarine cables and associated parts of the New Brunswick transmission system interconnection. Payments under the agreement, which expires in February 2056, will be collected from customers in future rates.

(8)
UNS Energy is obligated to purchase an undivided 32.2% interest in the Springerville Common Facilities if the related two leases are not renewed. The initial lease terms expire in January 2021 (Note 17).

(9)	Includes stock-based compensation plan obligations, land easements, asset retirement obligations, and defined benefit pension plan funding obligations.

Other Commitments

The Corporation's regulated utilities are obligated to provide service to customers within their respective service territories. Their capital expenditures are largely to ensure continued and enhanced performance, reliability and safety of the electricity and gas systems and to meet customer growth. Consolidated capital expenditures are forecast to be approximately $3.7 billion for 2019 and approximately $17.3 billion over the five-year period from 2019 through 2023.

Central Hudson is a participant in an investment with other utilities to jointly develop, own and operate electric transmission projects in New York State. In December 2014 an application was filed with FERC for the recovery of the cost of and return on five high-voltage transmission projects totalling $2.3 billion (US$1.7 billion). Central Hudson's maximum commitment is $248 million (US$182 million), for which it has issued a parental guarantee. As at December 31, 2018, there was no obligation under this guarantee.

As at December 31, 2018, FHI had $77 million (December 31, 2017 - $80 million) of parental guarantees outstanding to support storage optimization activities at Aitken Creek.

Contingency

In April 2013 FHI and Fortis were named as defendants in an action in the British Columbia Supreme Court by the Coldwater Indian Band ("Band") regarding interests in a pipeline right of way on reserve lands. The pipeline was transferred by FHI (then Terasen Inc.) to Kinder Morgan Inc. in 2007. The Band seeks cancellation of the right of way and damages for wrongful interference with the Band’s use and enjoyment of reserve lands. In May 2016 the Federal Court dismissed the Band’s application for judicial review of the ministerial consent. In September 2017 the Federal Court of Appeal set aside the Minister’s consent and returned the matter to the Minister for redetermination. No amount has been accrued as the outcome cannot yet be reasonably determined.